Total Equity	12 Months Ended
Dec. 31, 2021
Total Equity
Total Equity

(E.2) Total Equity

y Accounting for Interests in Subsidiaries

Changes in SAP's interest in a subsidiary that do not result in a loss of control are accounted for as equity transactions. When SAP loses control over the subsidiary, it derecognizes the assets and liabilities of the subsidiary and any related non-controlling interests (NCI) and other components of equity. Any resulting gain or loss is recognized in profit or loss.

Issued Capital

SAP SE has issued no-par value bearer shares with a calculated nominal value of €1 per share. All of the shares issued are fully paid.

Number of Shares

	Issued	Treasury
Millions	Capital	Shares
1/1/2019	1,228.5	-34.9
12/31/2019	1,228.5	-34.9
Purchase of treasury shares	0	-14.1
12/31/2020	1,228.5	-48.9
12/31/2021	1,228.5	-48.9

On January 13, 2022, SAP announced a new share repurchase program to service future share-based compensation awards. The program, with a volume of up to €1 billion, is planned to be executed in the period between February 1, 2022, and December 31, 2022.

Authorized Shares

The Articles of Incorporation authorize the Executive Board to increase the issued capital as follows:

-      By up to a total amount of €250 million by issuing new no-par value bearer shares against contributions in cash until May 19, 2025 (Authorized Capital I). The issuance is subject to the statutory subscription rights of existing shareholders.

-      By up to a total amount of €250 million by issuing new no-par value bearer shares against contributions in cash or in kind until May 19, 2025 (Authorized Capital II). Subject to the consent of the Supervisory Board, the Executive Board is authorized to exclude the shareholders’ statutory subscription rights in certain cases.

Contingent Shares

SAP SE’s share capital is subject to a contingent capital increase, which may be effected only to the extent that the holders or creditors of convertible bonds or stock options issued or guaranteed by SAP SE or any of its directly or indirectly controlled subsidiaries under certain share-based payments exercise their conversion or subscription rights, and no other methods for servicing these rights are used. As at December 31, 2021, €100 million, representing 100 million shares, was still available for issuance (2020: €100 million).

Other Components of Equity

€ millions	Exchange	Cash Flow	Total
	Differences	Hedges/Cost of
		Hedging
1/1/2019	1,239	-5	1,234
Other comprehensive income for items that will be reclassified to profit or loss, net of tax	537	-1	536
12/31/2019	1,776	-6	1,770
Other comprehensive income for items that will be reclassified to profit or loss, net of tax	-2,792	10	-2,782
12/31/2020	-1,016	4	-1,012
Other comprehensive income for items that will be reclassified to profit or loss, net of tax	2,846	-26	2,819
12/31/2021	1,830	-22	1,808

Treasury Shares

By resolution of SAP SE’s Annual General Meeting of Shareholders held on May 17, 2018, the authorization granted by the Annual General Meeting of Shareholders on June 4, 2013, regarding the acquisition of treasury shares was revoked to the extent it had not been exercised at that time, and replaced by a new authorization of the Executive Board of SAP SE to acquire, on or before May 16, 2023, shares of SAP SE representing a pro rata amount of capital stock of up to €120 million in aggregate, provided that the shares purchased under the authorization, together with any other shares in the Company previously acquired and held by, or attributable to, SAP SE do not account for more than 10% of SAP SE’s issued share capital. Although treasury shares are legally considered outstanding, there are no dividend or voting rights associated with them. We may redeem or resell shares held in treasury, or we may use treasury shares for the purpose of servicing option or conversion rights under the Company’s share-based payment plans. Also, we may use shares held in treasury as consideration in connection with mergers with, or acquisitions of, other companies.

Distribution Policy and Dividends

Our general intention is to remain in a position to return liquidity to our shareholders by distributing annual dividends totaling 40% or more of our profit after tax and by potentially repurchasing treasury shares in future.

In 2021, we distributed €2,182 million (€1.85 per share) in dividends for 2020 compared to €1,864 million (€1.58 per share) paid in 2020 for 2019 and €1,790 million (€1.50 per share) paid in 2019 for 2018.

The total dividend available for distribution to SAP SE shareholders is based on the profits of SAP SE as reported in its statutory financial statements prepared under the accounting rules in the German Commercial Code (Handelsgesetzbuch). For the year ended December 31, 2021, the Executive Board intends to propose that a dividend of €2.45 per share (that is, an estimated total dividend of €2,890 million), be paid from the profits of SAP SE, which includes an extraordinary dividend component of €0.50 per share to celebrate SAP’s 50th anniversary in 2022.

Non-Controlling Interests

On January 28, 2021, Qualtrics successfully issued 12% of its shares on the Nasdaq Stock Market (NASDAQ). The IPO-related cash inflow amounted to €1,847 million and the initial value of non-controlling interests in net assets was €909 million.

On October 1, 2021, Qualtrics completed its acquisition of Clarabridge in the form of Qualtrics shares and cash. Following the issuance of new Qualtrics shares, SAP’s ownership further decreased to 78%, resulting in an additional value of non-controlling interests of €261 million in net assets to be recognized.

On November 11, 2021, Qualtrics announced the closing of its public offering and issued an additional 4% of its shares, which reduced SAP’s ownership in Qualtrics to 74%. The offering-related cash inflow amounted to €981 million and the corresponding value of non-controlling interests in net assets was €250 million.